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                                                                    EXHIBIT 23.1

           CONSENT OF PRICEWATERHOUSECOOPERS, INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 23, 2001 relating to the consolidated financial statements and financials statement schedule of XCare.net, Inc., which appear in XCare.net's Annual Report on Form 10-K for the year ended December 31, 2000.


/s/ PricewaterhouseCoopers LLP
Broomfield, Colorado
August 13, 2001